UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 6, 2017
Date of Report
(Date of earliest event reported)

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Novus Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-36620 (Commission File Number)	20-1000967 (IRS Employer Identification No.)

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19900 MacArthur Blvd., Suite 550

Irvine, California 92612

(Address of principal executive offices, including Zip Code)

(949) 238-8090

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2017, the Board of Directors of Novus Therapeutics, Inc. (the “Company”) appointed Catherine C. Turkel, the Company’s Senior Vice President and Chief Development Officer, to the position of President, effective as of such date. Gregory J. Flesher, who ceased to serve as President of the Company upon Dr. Turkel’s appointment, will continue to serve as the Company’s Chief Executive Officer and as a member of the Board of Directors.

Dr. Turkel will receive an annual salary of $350,000 and is eligible for a target bonus in an amount equal to 40% of her annual base salary. In connection with her appointment as the Company’s President, Dr. Turkel was granted an option under the Company’s 2014 Stock Incentive Plan to purchase up to 50,000 shares of the Company’s common stock (the “Option”).  The Option has an exercise price equal to the closing price of the Company’s common stock on the date of the grant (the “Grant Date”).  The Option vests and becomes exercisable: (i) with respect to 12,500 shares on the first anniversary of the Grant Date; and (ii) with respect to the remaining shares ratably each month over the subsequent three years, such that the Option will be fully vested and exercisable on the fourth anniversary of the Grant Date, subject to Dr. Turkel’s continued service to the Company through each such vesting date.

There were no arrangements or understandings between Dr. Turkel and any other person pursuant to which Dr. Turkel was selected as an officer.  Dr. Turkel does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novus Therapeutics, Inc.

Date: November 6, 2017	By:/s/ Gregory J. Flesher
Name: Gregory J. Flesher
Title: Chief Executive Officer